crossmarkglobal.com/stewardfunds				Summary Prospectus	August 28, 2026
Steward Equity Market Neutral Fund
Class / Ticker	Class A SMNAX	Class C* SMNCX	Class R6* SMNRX	Institutional Class SMNIX

* Class C and Class R6 shares are not currently available for purchase.

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders, Statement of Additional Information (SAI) and other information about the Fund online at https://www.crossmarkglobal.com/stewardfunds/. You can also get this information at no cost by e-mailing a request to stewardfunds@crossmarkglobal.com, calling 1-888-845-6910 or asking your financial representative. The Prospectus and SAI, both dated August 28, 2026, as may be revised or supplemented from time to time, are incorporated by reference into this Summary Prospectus.

Investment Objective: Long-term capital appreciation independent of the U.S. equity market.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.

SHAREHOLDER FEES (Fees paid directly from your investment)

	Class A	Class C	Class R6	Institutional Class
Maximum sales charge (load) imposed on purchases	5.75%[1]	None	None	None
Maximum deferred sales charge (CDSC) (as a percentage of redemption proceeds)	None	1.00%[2]	None	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None	None
Maximum account fee	None	None	None	None

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class R6	Institutional Class
Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses[3]
Dividend Expense on Short Positions	1.01%	1.00%	1.00%	1.00%
Remainder of Other Expenses	0.43%	0.48%	0.36%	0.48%
Acquired Fund Fees and Expenses[4]	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	2.71%	3.50%	2.38%	2.50%

[1]

Class A shares are subject to a front-end sales charge of 5.75%. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in Class A shares in Steward Funds. More information about these and other discounts and waivers is available from your financial representative and in “Sales Charges” (p. 159) and “Sales Charge Waivers and Discounts Available Through Intermediaries” (Appendix A) in the Prospectus. Investments of $1 million or more may be eligible to buy Class A shares without a front-end sales charge, but may be subject to a contingent deferred sales charge (CDSC) of 1.00% if redeemed within 12 months of the original purchase date.

Summary Prospectus August 28, 2026	1	Steward Funds

[2]

Class C shares are subject to a CDSC. If you redeem your shares within twelve months of purchase you will be assessed a 1.00% CDSC. Class C shares convert to Class A shares after eight years. If you purchase Class C shares through a broker-dealer or other financial intermediary (such as a bank), your intermediary may impose different conversion terms, including an earlier conversion. More information is available from your financial representative and in “Sales Charges” (p. 159) and “Sales Charge Waivers and Discounts Available Through Intermediaries” (Appendix A) in the Prospectus.

[3]	“Other Expenses” for Class C and Class R6 are based on estimated amounts for the current fiscal year.

[4]

“Total Annual Fund Operating Expenses” do not correlate to the ratio of expenses to average net assets in the Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except Class C is also shown assuming you kept your shares). The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including the conversion of Class C shares to Class A shares after eight years) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$833	$1,368	$1,927	$3,442
Class C (With Redemption)	$453	$1,074	$1,817	$3,598
Class C (Without Redemption)	$353	$1,074	$1,817	$3,598
Class R6	$241	$742	$1,270	$2,716
Institutional Class	$253	$779	$1,331	$2,836

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 176% of the average value of its portfolio.

Principal Investment Strategies

The Fund pursues its investment objective utilizing a market neutral strategy, the goal of which is to generate absolute returns that are due primarily to stock selection, rather than the returns and direction of the stock market. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities.* The Fund implements its market neutral strategy by establishing long and short positions in a diversified portfolio of equity securities, subject to the limitations of the Fund’s values-based screening policies on long positions (see “Values-based Screens” below). Substantially all of the equity securities in which the Fund takes long and short positions will be included in the Russell 1000® Index at the time of purchase. As a result, the Fund will invest significantly in large-capitalization companies. The Fund may invest a portion of its assets in small- and mid-cap companies. The Fund may also invest in other investment companies and real estate investment trusts.

When the Fund takes a long position in a security, it purchases the security outright. When the Fund takes a short position, it sells a security that the Fund does not own at the current market price and delivers to the buyer a security that the Fund has borrowed. The Fund is obligated to return the security to the lender, which is accomplished by a later purchase of the security by the Fund. Until the borrowed security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest that accrue during the period of the loan. In addition, to borrow the security, the Fund may be required to pay a premium to the lender. The Fund may use all or a portion of the proceeds of its short sales to purchase additional long positions.

Portfolio management will invest in long positions that are expected to deliver the overall returns of the stock market, plus additional performance unique to the specific stocks purchased by portfolio management. The short positions selected by portfolio management are expected to deliver the inverse of the overall returns of the stock market, plus additional performance unique to the specific stocks sold short by portfolio management. The goal is that, over time, the stock market exposure of the combined long and short positions will be minimized, producing a net return due primarily to portfolio

*

For purposes of this limit, investments include those made directly or through other investment companies that have substantially similar 80% policies. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy.

Summary Prospectus August 28, 2026	2	Steward Funds

management’s stock selection process, rather than stock market movements. At times, however, the Fund may have more exposure to the stock market (either positive or negative) in order to take advantage of market opportunities. At any time, the Fund’s net long exposure to the stock market (long market value minus short market value) could range between -20% and 40%.

Portfolio management will select securities using an investment process that combines quantitative techniques, fundamental analysis and risk management. Securities generally are added to the portfolio as long or short positions based both on security rankings provided by multi-factor quantitative models and on fundamental analysis of the securities. In addition, portfolio management will utilize risk management techniques to establish constraints on the amounts invested in individual securities and sectors. Portfolio management generally will decrease or eliminate a short or long position in a security if the security’s model ranking changes significantly or research reveals a significant change in the company’s fundamentals. Crossmark uses data from one or more third-party providers unaffiliated with Crossmark in the multi-factor quantitative models.

Through its multi-factor quantitative models and fundamental analysis, portfolio management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. With respect to the rankings provided by the multi-factor quantitative models, the models also include a component for identifying companies that, through their activities, both externally and internally, seek to reduce risk and create long-term resilience through sustainable and responsible business practices. Crossmark believes that such companies exhibit positive values, including, but not limited to, the fair treatment of employees, respect for the environment, positive engagement with the communities in which they operate, and responsible governance practices. This component of the multi-factor quantitative models is based on data and ratings generated by one or more third-party providers unaffiliated with Crossmark.

Values-based Screens. As noted above, in implementing its investment strategies, the Fund applies a set of values-based screens to use its best efforts to avoid investing in companies that are determined by Crossmark, pursuant to screening guidelines approved by the Fund’s Board of Directors, to be: (1) materially involved in the production, distribution, retail, supply or licensing of alcohol or related products; (2) materially involved in the production, distribution, retail, supply or licensing of tobacco or related products (to include vaping and other alternative smoking products); (3) materially involved in gambling (to include the manufacture, distribution and operation of facilities and equipment whose intended use is gambling); (4) directly participating in providing abortions and/or the production of drugs that are used to terminate pregnancy; (5) owning and/or operating facilities where abortions are permitted or leasing real estate to such facilities; (6) directly involved in providing active euthanasia procedures and/or Medical Assistance in Dying (MAID) services; (7) directly engaged in scientific research using stem cells derived from human embryos, fetal tissue or human embryo cloning techniques; (8) directly involved in the production of adult entertainment or materially involved in the distribution or retail of adult entertainment; or (9) directly involved in the production, distribution, retail, supply or licensing of psychoactive recreational cannabis or derivative products.

The Adviser uses data from one or more third-party providers to create a list of companies that exceed the involvement thresholds set forth below and are thus designated as prohibited investments in which the Fund cannot invest. This prohibited investment list is updated by the Adviser quarterly and compared against current Fund holdings to confirm that the Fund does not hold any prohibited investments. If during a quarterly review, a security held in the Fund is identified as being on the prohibited investments list, the Fund will divest, as further discussed below.

Because the Fund uses its best efforts to avoid investments in companies that do not pass the values-based screening criteria, it will divest itself, in a timely manner, of any securities of companies held in the Fund’s portfolio that are later determined not to pass the values-based screening criteria, although the sale may be delayed if such securities are illiquid or if Crossmark determines that an immediate sale would have a negative tax or other effect on the Fund. However, the Fund may invest up to 5% of its total assets in certain collective investment vehicles or derivatives that may hold or derive value from securities issued by otherwise excluded companies. The Fund does not apply the values-based screens to the short positions held in the Fund.

For purposes of the alcohol, tobacco and gambling screens, material involvement means a company that derives 10% or more of its revenues from any combination of these three categories of screened activities. For purposes of the adult entertainment screen, companies directly involved in the production of adult entertainment (defined as media and materials intended to appeal exclusively to the prurient interest) and companies that derive 2% or more of their revenues from the distribution or retail of adult entertainment are screened. For purposes of the abortion, abortion facilities, euthanasia, stem cell research and cannabis screens, there is no revenue threshold; any direct involvement in the screened activities will cause a company to be screened out of the investment universe. For purposes of the abortion facilities screen, health care real estate investment trusts are categorically screened out of the investment universe. For purposes of the abortion and abortion facilities screens, a company that is not itself directly involved in the screened activities will be screened out of the investment universe if (a) it owns 20% or more of another company that is directly participating in the screened activities, or (b) it is 50% or more owned by another company that is directly participating in the screened activities.

Summary Prospectus August 28, 2026	3	Steward Funds

Principal Risks of Investing in the Fund

Investment in the Fund involves risk. There can be no assurance that the Fund will achieve its investment objective. You can lose money on your investment in the Fund. When you sell your Fund shares, they may be worth less than what you paid for them. The Fund, by itself, does not constitute a balanced investment program. The Fund may not achieve its objective if portfolio management’s expectations regarding particular securities or markets are not met. The value of shares of the Fund will be influenced by market conditions as well as by the performance of the securities in which the Fund invests. The Fund’s performance may be better or worse than that of funds with similar investment policies. The Fund’s performance is also likely to be different from that of funds that use different strategies for selecting investments.

Risks of investing in the Fund include:

● Equity Securities Risk – The value of equity securities will rise and fall in response to the activities of the companies that issued the securities, general market conditions and/or economic conditions. If an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds will take precedence over the claims of owners of its equity securities.

● Short Sales Risk – The Fund will incur a loss as a result of a short sale if the price of the security sold short increases in value between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed security. In addition, the securities sold short may have to be returned to the lender on short notice, which may result in the Fund having to buy the securities sold short at an unfavorable price to close out a short position. If this occurs, any anticipated gain to the Fund may be reduced or eliminated or the short sale may result in a loss. In a rising stock market, the Fund’s short positions may significantly impact the Fund’s overall performance and cause the Fund to underperform traditional long-only equity funds or to sustain losses, particularly in a sharply rising market. Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot go below zero. The use of short sales may also cause the Fund to have higher expenses than other funds. To the extent the Fund invests the proceeds received from selling securities short in additional long positions, the Fund is engaging in a form of leverage that may magnify gains or losses for the Fund.

● Investment Strategy Risk – There is no guarantee that the security selection process will produce a market neutral portfolio that reduces or eliminates the Fund’s exposure to the returns and direction of the U.S. stock market. In addition, the Fund’s market neutral investment strategy will likely cause the Fund to underperform the broader U.S. equity market during market rallies. Such underperformance could be significant during sudden or significant market rallies. If the market neutral strategy is unsuccessful, the Fund may be subject to the equity security risk that stock prices decline, which may affect Fund performance. Proprietary and third party data and systems are utilized to support decision making by portfolio management for the Fund. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively affect Fund performance. Furthermore, there can be no assurance that the quantitative models used in managing the Fund will perform as anticipated or enable the Fund to achieve its objective.

● Values-based Screening Policies Risk – The Fund’s values-based screening policies seek to exclude certain securities issuers from the universe of otherwise available investments for long positions. As a result, the Fund may not achieve the same level of performance as it otherwise would have in the absence of the screening process. The values-based screening process utilizes data generated by one or more third-party providers unaffiliated with Crossmark and such information may be unavailable or unreliable. As a result, the values-based screening process may fail to screen out companies that should be screened out based on the screening criteria or may screen out companies that should not be screened out based on the screening criteria. If the Fund has invested in a long position in a company that is later determined not to pass the values-based screening criteria and sale of an investment in that company is required, selling the securities at issue could result in a loss to the Fund or a gain to the Fund that could be taxable to shareholders. Further, the Fund’s values-based screening policies may prevent the Fund from participating in an otherwise suitable investment opportunity for a long position.

● Large-cap Companies Risk – Investments in large-cap companies are subject to the risks of equity securities. Large-cap companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

● Security Selection and Market Risk – The Fund’s portfolio securities may underperform the market or other funds with similar objectives. The value of the Fund’s investments may also change with general market conditions.

● Market Disruption and Geopolitical Risk – Economies and financial markets throughout the world have become increasingly interconnected, which has increased the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. This includes reliance on global supply chains that are susceptible to disruptions resulting from, among other things, war and other armed conflicts, tariffs, extreme weather events and natural disasters. Such supply chain disruptions can lead to, and have led to, economic and market disruptions that have far-reaching effects on financial markets worldwide. The value of the Fund’s investments may be negatively affected

Summary Prospectus August 28, 2026	4	Steward Funds

by adverse changes in overall economic or market conditions, such as the level of economic activity and productivity, unemployment and labor force participation rates, inflation or deflation (and expectations for inflation or deflation), interest rates, demand and supply for particular products or resources including labor, debt levels and credit ratings, and trade policies, among other factors. Such adverse conditions may contribute to an overall economic contraction across entire economies or markets, which may negatively impact the profitability of issuers operating in those economies or markets. In addition, geopolitical and other globally interconnected occurrences, including war and other armed conflicts, terrorism, economic uncertainty or financial crises, contagion, tariffs and trade disputes, government debt crises (including defaults or downgrades) or uncertainty about government debt payments, government shutdowns, public health crises, natural disasters, supply chain disruptions, climate change and related events or conditions, have led, and in the future may lead, to disruptions in the U.S. and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the Fund and its investments. Ongoing trade disputes between the United States and other countries may lead to tariffs and investment restrictions, negatively impacting affected companies and their securities. These disputes can also harm the economies of the United States and its trading partners, as well as financial markets overall. Adverse market conditions or disruptions could cause the Fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by adverse market conditions or a particular market disruption, the duration and effects may not be the same for all types of assets.

Current military and other armed conflicts in various geographic regions, including those in Europe and the Middle East, among others, can lead to, and have led to, economic and market disruptions, which may not be limited to the geographic region in which the conflict is occurring. Such conflicts can also result, and have resulted in some cases, in sanctions being levied by the United States, the European Union and/or other countries against countries or other actors involved in the conflict. In addition, such conflicts and related sanctions can adversely affect regional and global energy, commodities, financial and other markets and thus could affect the value of the Fund’s investments. The extent and duration of any military or other armed conflict, related sanctions and resulting economic and market disruptions are impossible to predict, but could be substantial.

Other market disruption events include pandemic spread of viruses, such as the novel coronavirus known as COVID-19, which have caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions, and may adversely affect the Fund and its investments.

In addition, markets are becoming increasingly susceptible to disruption events resulting from the use of new and emerging technologies, such as artificial intelligence, to engage in cyber-attacks or to take over the websites and/or social media accounts of companies, government entities or public officials, or to otherwise pose as or impersonate such, which then may be used to disseminate false or misleading information that can cause volatility in financial markets or for the securities of a particular company, group of companies, industry or other class of assets.

Adverse market conditions or particular market disruptions, such as those discussed above, may magnify the impact of each of the other risks described in this “Principal Risks of Investing in the Fund” section and may increase volatility in one or more markets in which the Fund invests leading to the potential for greater losses for the Fund.

● Inflation Risk – Inflation risk is the risk that the real value of certain assets or real income from investments (the value of such assets or income after accounting for inflation) will be less in the future as inflation decreases the value of money. Inflation, and investors’ expectation of future inflation, can impact the current value of the Fund’s portfolio, resulting in lower asset values and losses to shareholders. This risk may be elevated compared to historical market conditions and could be impacted by monetary policy measures and the current interest rate environment.

● Issuer Risk – The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

● Management Risk – The Fund is subject to management risk because it is an actively-managed investment portfolio. Crossmark will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

● High Portfolio Turnover Risk – High portfolio turnover could increase the Fund’s transaction costs, result in taxable distributions to shareholders and negatively impact performance.

● Positive Value Investing Risk – When portfolio management considers positive value characteristics when making investment decisions, there is a risk that the Fund may forgo otherwise attractive investment opportunities or increase or decrease its exposure to certain types of issuers and, therefore, may underperform funds that do not consider the same or any positive value characteristics. A company’s positive value characteristics are determined by portfolio management based on data and rankings generated by one or more third-party providers unaffiliated with Crossmark and such information may be unavailable or unreliable. As a result, portfolio management’s determination regarding a company’s positive value characteristics may be incorrect, which may impact investment decisions for the Fund. Investors can also differ in their views of what constitutes positive value characteristics. As a result, the Fund may invest in issuers that do

Summary Prospectus August 28, 2026	5	Steward Funds

not reflect or support, or that act contrary to, the values of any particular investor or the widely-held traditional values expressed in the Fund’s values-based screening policies.

● Small- and Mid-cap Companies Risk – Investments in small- and mid-cap companies are subject to the risks of equity securities. Investments in small- and mid-cap companies may involve greater risks than investments in securities of large-cap companies because small- and mid-cap companies generally have a limited track record. Small- and mid-cap companies often have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. As a result of these factors, the prices of these securities can be more volatile, which may increase the volatility of the Fund’s portfolio. For small-cap companies, these risks are increased.

● Other Investment Companies or Real Estate Investment Trusts Risk – The Fund may invest in shares of other investment companies, including exchange-traded funds (ETFs), or real estate investment trusts (“underlying funds”). The Fund bears a proportional share of the expenses of such underlying funds, which are in addition to those of the Fund. For example, the Fund will bear a portion of such underlying funds’ investment advisory fees, although the fees paid by the Fund to Crossmark will not be proportionally reduced. In addition, to the extent the Fund invests in ETFs, ETF shares may trade at a premium or discount to their net asset value, and the Fund may incur brokerage costs when it buys and sells shares of an ETF.

● Focus Risk – To the extent that the Fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the Fund’s performance. The Fund may become more focused in particular industries, asset classes or sectors of the economy as a result of changes in the valuation of the Fund’s investments or fluctuations in the Fund’s assets, and the Fund is not required to reduce such exposures under these circumstances.

● Concentration Policy Risk – To the extent securities of any one industry or group of industries comprise close to (or exceed due to market movements) 25% of the Fund, the Fund may be limited in its ability to purchase additional securities or to overweight with respect to the applicable industry or group of industries, due to the Fund’s fundamental policy not to concentrate in a particular industry or group of industries.

● Share Ownership Concentration Risk – To the extent that a significant portion of the Fund’s shares is held by a limited number of shareholders or their affiliates, there is a risk that the share trading activities of these shareholders could disrupt the Fund’s investment strategies, which could have adverse consequences for the Fund and other shareholders. Significant shareholders of the Fund may make relatively large redemptions or purchases of Fund shares. These transactions may cause the Fund to have to sell securities or invest additional cash, as the case may be. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on the Fund’s performance to the extent that the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could adversely impact the Fund’s liquidity, accelerate the recognition of taxable income if sales of securities resulted in capital gains or other income and increase transaction costs, which may adversely affect the Fund’s performance. These transactions could also adversely impact the Fund’s ability to implement its investment strategies and pursue its investment objective, and, as a result, a larger portion of the Fund’s assets may be held in cash or cash equivalents. In addition, large redemptions could significantly reduce the Fund’s assets, which may result in an increase in the Fund’s expense ratio on account of expenses being spread over a smaller asset base and/or the loss of fee breakpoints.

● Information Technology Risk – Cyber-attacks, disruptions or failures that affect the Fund’s service providers, counterparties, the securities markets generally, other market participants, or issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns over different periods compare with those of a broad measure of market performance, respectively. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The Calendar Year Total Returns bar chart shows performance of Institutional Class shares year by year since the Fund’s inception. Returns for other share classes will differ only to the extent that they have different expenses. Updated performance information is available on the Fund’s website at www.stewardfunds.com.

Summary Prospectus August 28, 2026	6	Steward Funds

INSTITUTIONAL CLASS CALENDAR YEAR TOTAL RETURNS

Steward Equity Market Neutral Fund
Year-by-year total return as of 12/31 each year (%)
Institutional Class Shares*

Best Quarter	Q1 2024	7.44%
Worst Quarter	Q1 2023	-4.07%
Year-To-Date Return	Q2 2026	0.88%

*	Inception date was November 15, 2021

The following table illustrates the impact of taxes on the Fund’s returns (Institutional Class is shown; after-tax returns for other share classes will differ). After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns depend on your own tax situation and may be different from those shown. This information does not apply if you are tax-exempt or your Fund shares are held in a tax-advantaged account such as an individual retirement account or 401(k) plan.

AVERAGE ANNUAL TOTAL RETURNS	For the periods ended December 31, 2025

	1 Year	Since Inception (11/15/21)
Institutional Class
Return Before Taxes	1.83%	4.92%
Return After Taxes on Distributions	1.03%	3.97%
Return After Taxes on Distributions and Sale of Fund Shares	1.31%	3.50%
Class A
Return Before Taxes	-4.19%	3.19%
Index
ICE BofA 3 Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	4.21%	3.87%

Management

Crossmark is the Fund’s investment adviser. Robert Doll serves as lead portfolio manager of the Fund and Ryan Caylor serves as co-portfolio manager of the Fund. Mr. Doll is President, Chief Executive Officer and Chief Investment Officer of Crossmark and has served as a portfolio manager of the Fund since November 15, 2021, the Fund’s inception date. Mr. Caylor is Head of Research and a Portfolio Manager of Crossmark and has served as a portfolio manager of the Fund since November 15, 2021, the Fund’s inception date.

Minimum Investment and Eligibility Requirements

Class A and Class C – The minimum initial investment is $1,000 for regular accounts and for individual retirement accounts. The minimum initial investment is waived for continuous investment plans through which at least $50 is invested per transaction. There is no minimum for subsequent purchases. Class C shares of the Fund are not currently available for purchase.

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Class R6 – There is no minimum investment. Class R6 shares are sold only through authorized dealers that have an omnibus account in place; they are not available for purchase directly through the Fund’s distributor. Class R6 shares of the Fund are not currently available for purchase.

Institutional Class – The minimum initial investment is $100,000, except that for Charitable Trusts or Grantor Trusts for which a charitable organization serves as trustee, the minimum initial investment is $25,000. The minimum subsequent investment is $1,000.

The minimum investment requirements may be waived in the case of investments through authorized dealers that have an omnibus account in place and in certain other instances as determined by Crossmark Distributors in its discretion. The Directors of the Steward Funds may invest in Institutional Class shares without regard to the stated minimum investment requirements.

Sale of Fund Shares

Fund shares may be redeemed on any business day through authorized dealers, or by writing the Fund’s Transfer Agent at Steward Funds, c/o The Northern Trust Company, P.O. Box 4766, Chicago, IL 60680-4766. Redemptions in the amount of at least $1,000 may be wired. You may also arrange for periodic withdrawals of at least $50 if you have invested at least $5,000 in the Fund.

Federal Income Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains (or a combination of both).

Payments to Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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